UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): DECEMBER 21, 2004


                            DF CHINA TECHNOLOGY INC.
             (Exact name of registrant as specified in its charter)


    BRITISH VIRGIN ISLANDS              0-28879           98-0348508
(State or other jurisdiction of      (Commission         (IRS Employer
        incorporation)               File Number)      Identification No.)


              14066 CATALINA STREET, SAN LEANDRO, CALIFORNIA 94577
               (Address of principal executive offices) (Zip Code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

        Registrant's telephone number, including area code (510) 483-2383

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On December 21, 2004, the directors of DF China Technology Inc. appointed Mr. ZHOU Li Yang, Leon as Chief Financial Officer.

Mr. ZHOU Li Yang, Leon, the Company's Director and Executive Vice President, is also the Managing Director of China Merchants DiChain (Asia) Ltd. He has over 12 years of experience in financial management, working in various commerce, statistics and government bureaus in China, as well as publicly listed companies, where he was involved in numerous mergers and acquisitions, investment banking and project investments. He obtained a Bachelor's Degree in Physics from Central-South University, China and a Master of Science Degree in Business/Finance from the University of Baltimore, Maryland.

As to the date of appointment, Mr. ZHOU has not been a party to any transaction with the Company during the past 2 years.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DF CHINA TECHNOLOGY INC.



December 21, 2004                       By:  /s/ FAN DI
                                           -------------------------------------
                                           FAN Di,
                                           Director & Chief Executive Officer














                                       2